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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                                 ---------------


    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-59417) of Group 1 Software, Inc. of our reports dated June 4, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.




PricewaterhouseCoopers LLP
McLean, Virginia
June 29, 2000